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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-90275, No. 333-90277 and No. 333-72734) of Plug
Power Inc. of our report dated February 9, 2001 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Albany, New York
March 26, 2002